UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 27, 2005


                              INTRICON CORPORATION
             (Exact name of registrant as specified in its charter)


         Pennsylvania                    1-5005                 23-1069060
(State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)              File Number)          Identification No.)


                    1260 Red Fox Road, Arden Hills, MN 55112
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (651) 636-9770


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is being provided pursuant to Item 2.02. Such information, including the exhibit attached hereto, should not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On July 27, 2005 IntriCon Corporation announced earnings for the three and six months ended June 30, 2005 and discussed recent developments. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.01.   REGULATION FD DISCLOSURE

The following information is being provided pursuant to Item 7.01. Such information, including the exhibit attached hereto, should not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

The information contained under Item 2.02 is incorporated herein by reference.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS


(c) Exhibits


99.1  Press Release dated July 27, 2005

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                IntriCon Corporation


                                            By: /s/ William J. Kullback
                                                --------------------------------
Date:   July 27, 2005                           William J. Kullback
                                                Chief Financial Officer






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                                  EXHIBIT INDEX

99.1 Press Release dated July 27, 2005